Stein Roe Mutual Funds


Annual Report
August 31, 2000

Photo of: Hands on globe

Stein Roe Equity Fund
           Small Cap Tiger Fund Class S



LOGO: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(R)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

Fund Performance..................................................   2

Portfolio Managers' Report........................................   3

 Fund Highlights..................................................   6

Portfolio of Investments..........................................   7
   A complete list of investments with market values

Financial Statements..............................................   10
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   13

Financial Highlights..............................................   19
   Selected per-share data and ratios

Report of Independent
Auditors..........................................................   20


                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------
To Our Shareholders:

   I am pleased to present this annual report for the Stein Roe Small Cap
Tiger Fund, Class S for the year ended August 31, 2000. On May 1, 2000, the Fund changed its name from the Stein Roe Small Cap Asian Tiger Fund.
  The continued economic development of countries in northern Asia, particularly the People's Republic of China (China), highlighted the Fund's fiscal year ended August 31, 2000. Much of the Fund's positive return was generated prior to March 2000, when stocks in the technology, telecommunications and media sectors performed extremely well. After that time, these securities experienced a correction, which dampened the Fund's performance.
   The Fund performed quite well in comparison to its benchmark, the Morgan Stanley Capital International (MSCI) Pacific (ex-Japan) Index, as shown on page
2. This was due in large part to an overweighting in the markets of northern Asia. It was also due to the focus of the Fund's management team on small company stocks with solid, long-term growth potential.
   The following report provides more specifics about the Fund's management, and the economic, political and market factors that affected its performance. As always, thank you for choosing the Stein Roe Small Cap Tiger Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   October 9, 2000

Photo of: Stephen E. Gibson

Fund Performance
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                  AS OF 8/31/00


                                                              ONE        LIFE
                                                             YEAR      OF FUND+
-------------------------------------------------------------------------------
STEIN ROE SMALL CAP TIGER FUND                                9.63%     -2.67%
MSCI Pacific (Ex-Japan) Index                                 6.81      -2.26*
Lipper Pacific Ex-Japan Funds Average                         5.51        --
-------------------------------------------------------------------------------

The average annual total returns of the Fund through 6/30/00, were 9.38% and negative 1.59% for the one-year and life of fund periods, respectively.

Lipper, Inc., a monitor of mutual fund performance is the source of the above category average, which represents an average total return for mutual funds with similar investment objectives as the Fund (peer group). For the one-year period, the Fund ranked 22 out of 81 funds in the Lipper Pacific ex-Japan Funds Category.

+ The Fund began operations on 6/3/96.

* From 5/31/96


Investment Comparison
--------------------------------------------------------------------------------
VALUE OF AN INITIAL $10,000 INVESTMENT
--------------------------------------------------------------------------------
Stein Roe Small Cap Tiger Fund

Line Chart:

                  Stein Roe Small   MSCI Pacific
                  Cap Tiger         (Ex Japan)
                  Fund              Index
5/31/96           10000.00          10000.00
6/30/96            9991.00           9811.00
7/31/96            9426.51           9316.53
8/31/96            9396.34           9732.97
9/30/96            9517.56           9981.17
10/31/96           9174.92          10252.65
11/30/96           9608.90          10799.12
12/31/96           9739.58          10819.64
1/31/97            9901.26          10689.80
2/28/97            9780.46          10841.60
3/31/97            9366.75          10338.55
4/30/97            9286.19          10126.61
5/31/97            9820.15          10756.48
6/30/97            9950.76          10990.97
7/31/97           10323.91          10961.30
8/31/97            9204.80           9439.87
9/30/97            9457.01           9761.77
10/31/97           7662.07           7691.30
11/30/97           7560.93           7448.25
12/31/97           7006.71           7467.62
1/31/98            5807.16           7006.12
2/28/98            7228.76           8083.66
3/31/98            7188.28           7988.27
4/30/98            6624.00           7429.89
5/31/98            5817.20           6596.26
6/30/98            4939.96           6198.50
7/31/98            4677.65           5985.90
8/31/98            3951.68           5176.60
9/30/98            4395.06           5649.23
10/31/98           5493.82           6740.09
11/30/98           5967.39           7053.51
12/31/98           5980.52           6971.69
1/31/99            5595.97           7019.79
2/28/99            5514.83           6946.78
3/31/99            5696.82           7495.58
4/30/99            6961.51           8733.10
5/31/99            7386.16           8113.05
6/30/99            8630.73           8781.57
7/31/99            8559.96           8699.90
8/31/99            8195.31           8499.80
9/30/99            7962.56           8342.55
10/31/99           8418.02           8496.06
11/30/99           9125.97           9201.23
12/31/99          10117.05           9940.09
1/31/00           10086.70           9234.34
2/29/00           10127.05           9204.79
3/31/00           10289.08           9283.95
4/30/00            9287.95           8900.53
5/31/00            8498.48           8072.78
6/30/00            9439.26           9014.87
7/31/00            9034.32           8970.70
8/31/00            8904.28           9078.35

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. The above illustration assumes a $10,000 investment on June 3, 1996, and reinvestment of income and capital gains distributions. The MSCI Pacific (ex-Japan) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Benchmark performance is from 5/31/96. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

Portfolio Managers' Report
--------------------------------------------------------------------------------


                                    FUND DATA
   Investment Objective:
   Stein Roe Small Cap Tiger Fund seeks capital appreciation. The Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. It seeks stocks of well-established smaller-capitalization companies with histories of consistent earnings growth in industries with attractive or improving prospects.

   Fund Inception:
   June 3, 1996
   Total Net Assets:
   $12.1 million


THE FUND OUTPACED THE REGION
The year ended August 31, 2000 was one of tremendous volatility for stocks in Asia. Class S shares of the Fund, formerly Class Z shares of Newport Tiger Cub Fund, had a total return of 9.63% for the 12-month period ended August 31, 2000 without a sales charge, compared to 6.81% for the Morgan Stanley Capital International (MSCI) Pacific (ex-Japan) Index. The MSCI Pacific (ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Most of the positive performance was generated at the beginning of the period. Later in the period, markets in Asia followed a worldwide market correction.

GREATER CHINA OFFERED THE BEST OPPORTUNITIES
The Fund continued to emphasize a region we believe represents one of the most exciting economic stories in the world today - Greater China. Triggered by successful economic reforms in China, this area, including Asian economic stalwarts Hong Kong and Taiwan maintained its investment potential. As a result, well over half of the Fund's assets remained in this region, with most issues purchased on the well- regulated Hong Kong Stock Exchange. Hong Kong continued to provide the best venue for access to stocks of mainland Chinese companies or those that target the entire region. Hong Kong-based companies have also performed well as that city-state rebounds from recession. Taiwan benefited from resurgence in export growth and the Fund took an initial position in the Taiwan market. Also in Northern Asia the Fund took a position in Korea, which showed signs of economic recovery.
   China continued to reap the benefits of its evolving open market system.
The growing entrepreneurial community, particularly in the higher technology area, created attractive investment potential in small capitalization stocks, but as is the case globally, greater volatility accompanies such investments.

Portfolio Managers' Report Continued
--------------------------------------------------------------------------------

SOUTHEAST ASIA CONTINUED TO LAG
In contrast, Southeast Asia offered a less attractive environment. A number of countries in that region, including the Philippines and Indonesia, struggled economically. In those nations, economic reforms failed to take hold, and political upheaval created an unattractive environment for investors. However, one country in Southeast Asia that managed to hold our attention was Singapore, where the government's conservative approach toward economic management added stability to the business climate. The bulk of the Fund's assets devoted to Southeast Asia were invested in Singapore.

TECHNOLOGY STOCKS SOARED, THEN SOURED
The Fund outperformed in the first half of the year, due in large part to the positive returns generated by stocks in the technology, media and telecommunications (TMT) industries. This upswing was in line with a worldwide trend that saw investors pour money into the stocks of companies representing those industries. However, in March 2000, technology-oriented stocks from Asia and other parts of the world experienced a correction. A good example of this volatility was WYSE Technology (1.4% of net assets), the Taiwanese maker of "thin client terminals," which are technology tools gaining popularity among businesses. We bought the stock in January 2000, and saw its value nearly double. Although the stock eventually lost significant ground due to this worldwide correction, we believe the company remains very well positioned in a growth industry. Ultimately, WYSE was affected by the same trend that drove down prices of many technology stocks. Technology represents about one-fifth of the portfolio; we continue to seek long-term growth opportunities in TMT as just one of a wide range of industries.

OUTLOOK
We believe the Asian markets continue to offer prime opportunity for economic growth. Nowhere is this more evident than in China, where a changing economy and a trend toward modernization is creating an environment with high consumer demand. This should allow Chinese companies, as well as those outside of China including Hong Kong and Taiwan, to benefit from domestic economic growth. There is tremendous reason for continued optimism about the prospects for companies in Greater China. We believe the large populations found in China and other Asian nations, including India, combined with continued economic improvements, should create investment opportunities for the Fund.

Portfolio Managers' Report Continued
--------------------------------------------------------------------------------
LYNDA COUCH is portfolio manager of the Fund and is a managing director of Newport Fund Management. CHRISTOPHER LEGALLET is Chief Investment Officer of Newport Fund Management, Inc. and co-portfolio manager of the Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of August 31, 2000, and are subject to change. The MSCI Pacific (ex-Japan) Index is an unmanaged group of stocks not associated with any Stein Roe Fund; it is not available for direct investment. Foreign investments involve market, political and currency risks not generally associated with domestic securities. Emerging market investing also involves these risks, and emerging market equities are generally more volatile and less liquid than securities in either the U.S. or countries with established equity markets.

Fund Highlights as of August 31, 2000
--------------------------------------------------------------------------------
Top 5 Sector Breakdown

PIE CHART:
                                   As of August 31, 1999   As of August 31, 2000
Durable Bonds                      13.5%                   15.8%
Measuring & Analyzing
  Instruments                      13.1%                   15.4%
Computer Related Services           5.1%                   13.4%
Real Estate                        12.4%                    8.7%
Telecommunications                  2.4%                    7.1%


Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee that the Fund will continue to maintain this breakdown in the future.

--------------------------------------------------------------------------------
                    Top 10 Equity Holdings (% of Net Assets)

Datacraft Asia Ltd                9.5%      Venture Mfg (Singapore) Ltd    5.3%
Johnson Electric Hldgs-New        7.9%      Dickson Concepts Intl-New      3.7%
Li & Fung Ltd                     7.9%      Thai Union Frozen Prod-Foreign 2.8%
China Mobile Ltd                  6.4%      Cheung Kong Hldg               2.7%
Avimo Singapore Ltd               6.1%      China Hong Kong Photo Produc   2.4%

Stein Roe Small Cap Tiger Fund
--------------------------------------------------------------------------------
Investment Portfolio
August 31, 2000 (In thousands)


COMMON STOCKS - 95.9%                         COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------

CONSTRUCTION - 1.5%
   SPECIAL TRADE CONTRACTORS
   Zhejiang Expressway Co., Ltd., Class H          HK        1,000      $    184
                                                                        --------

FINANCE, INSURANCE & REAL ESTATE - 18.1%
   DEPOSITORY INSTITUTIONS - 3.8%
   Dah Sing Financial  ................            HK           41           192
   Hang Seng Bank Ltd. ................            HK           25           268
                                                                        --------
                                                                             460
                                                                        --------
   HOLDING COMPANIES - 3.7%
   Dickson Concepts International Ltd..            HK          500           446
                                                                        --------

   INSURANCE CARRIERS -1.9%
   Thai Reinsurance Co., Ltd...........            Th          240           235
                                                                        --------

   REAL ESTATE - 8.7%
   Cheung Kong Holdings Ltd.  .........            HK           25           325
   City Developments Ltd. .............            Si           54           268
   HKR International Ltd. .............            HK          349           186
   Sun Hung Kai Properties Ltd. .......            HK           29           276
                                                                        --------
                                                                           1,055
                                                                        --------
MANUFACTURING - 28.1%
   COMMUNICATIONS EQUIPMENT - 0.8%
   AsiaInfo Holdings, Inc. (a).........            Ch            3            94
                                                                        --------

   ELECTRONIC COMPONENTS - 1.2%
   TCL International Holdings Ltd. (a).            HK          500           143
                                                                        --------

   FOOD & KINDRED PRODUCTS - 2.8%
   Thai Union Frozen Products Public Co.
     Foreign Shares  ...............               Th          160           342
                                                                        --------

   HOUSEHOLD APPLIANCES - 1.0%
   Guangdong Kelon Electric Holdings, Class H      HK          379           125
                                                                        --------

   NONMETALLIC, EXCEPT FUELS - 1.9%
   Eastern Water Resources Development &
     Management Ltd. - Foreign Shares              Th          332           229
                                                                        --------

   MEASURING & ANALYZING INSTRUMENTS - 15.4%
   Avimo Singapore Ltd.................            Si          380           733
   China Hong Kong Photo Products Holdings Ltd.    HK        2,868           287
   PT Modern Photo Film-Foreign Shares.            In        1,293           197
   Venture Manufacturing Singapore Ltd.            Si           50           639
                                                                        --------
                                                                           1,856
                                                                        --------

Stein Roe Small Cap Tiger Fund Continued
--------------------------------------------------------------------------------

                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------

MANUFACTURING - (CONTINUED)
   PRINTING & PUBLISHING - 2.1%
   South China Morning Post Ltd........            HK          340        $  255
                                                                        --------

   RUBBER & PLASTIC - 1.5%
   PT Dynaplast - Foreign Shares  .....            In        1,398           187
                                                                        --------

   STONE, CLAY, GLASS & CONCRETE - 1.4%
   WYSE Technology Taiwan Ltd.  .......            Tw          139           166
                                                                        --------

RETAIL TRADE - 8.7%
   APPAREL & ACCESSORY STORES - 5.3%
   Esprit Holdings Ltd.................            HK          278           217
   Giordano International Ltd.  .......            HK          400           219
   Glorious Sun Enterprises  ..........            HK          900           207
                                                                        --------
                                                                             643
                                                                        --------

   MISCELLANEOUS RETAIL - 1.8%
   Sa Sa International Holdings Ltd.  .            HK        1,500           219
                                                                        --------

   RESTAURANTS - 1.6%
   Cafe de Coral Holdings Ltd.  .......            HK          500           189
                                                                        --------

SERVICES - 13.4%
   COMPUTER RELATED SERVICES
   Computer & Technologies Holdings Ltd.           HK          270           246
   Datacraft Asia Ltd. ................            Si          137         1,151
   SINA.com (a)...............                     Ch           10           223
                                                                        --------
                                                                           1,620
                                                                        --------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
SANITARY SERVICES - 10.3%
   AIR TRANSPORTATION - 0.8%
   Beijing Capital International
     Airport Co., Ltd.,
     Class H (a)................                   HK          400            92
                                                                        --------

   GAS SERVICES - 2.4%
   Hong Kong & China Gas Co., Ltd. ....            HK          230           285
                                                                        --------

   TELECOMMUNICATION - 7.1%
   China Mobile Ltd. (a)(b)............            HK          100           773
   Locus Corp. (a)............                     Ko            2            82
                                                                        --------
                                                                             855
                                                                        --------
WHOLESALE TRADE - 15.8%
   DURABLE GOODS
   Johnson Electric Holdings Ltd. (a)              HK          461           958
   Li & Fung Ltd. ............                     HK          219           955
                                                                        --------
                                                                           1,913
                                                                        --------
TOTAL COMMON STOCKS (cost of $10,007) .                                   11,593
                                                                        --------
--------------------------------------------------------------------------------

Stein Roe Small Cap Tiger Fund Continued
--------------------------------------------------------------------------------

                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------

RIGHTS & WARRANTS - 1.5%
RETAIL TRADE - 1.5%
   RESTAURANTS
   Jollibee Foods Corp. ...............            Ph          670      $    178
                                                                        --------

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
SANITARY SERVICES - 0.0%
   TELECOMMUNICATION
   Locus Corp. Rights  ................            Ko          (c)             5
                                                                        --------
TOTAL RIGHTS & WARRANTS (cost of $332).                                      183
                                                                        --------

TOTAL INVESTMENTS - 97.4% (cost of $10,339)(d)                            11,776
                                                                        --------

--------------------------------------------------------------------------------
                                                               PAR
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.9%
Repurchase Agreement with SBC Warburg Ltd.,
dated 08/31/00, due 09/01/00 at 6.600%, collateralized
by U.S. Treasury notes with various maturities
to 2022, market value $353 (repurchase proceeds $346)         $346           346
                                                                        --------

--------------------------------------------------------------------------------

Other Assets & Liabilities, Net - (0.3)%                                    (34)
                                                                        --------
NET ASSETS -100.0%.....................                                 $ 12,088
                                                                        --------
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.

(c)  Rounds to less than one.

(d)  Cost for federal income tax purposes is the same.

SUMMARY OF SECURITIES BY
COUNTRY                                       COUNTRY        VALUE    % OF TOTAL
-------                                       -------      -------     ---------
Hong Kong..............................            HK      $ 7,047          59.9
Singapore..............................            Si        2,791          23.7
Thailand ..............................            Th          806           6.8
Indonesia..............................            Id          384           3.3
China..................................            Ch          317           2.7
Philippines............................            Ph          178           1.5
Taiwan.................................            Tw          166           1.4
Korea..................................            Ko           87           0.7
                                                           -------        ------
                                                           $11,776         100.0
                                                           -------        ------

     Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


See notes to financial statements.

Stein Roe Small Cap Tiger Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 2000
(in thousands except for per share amounts and footnotes)



ASSETS
Investments at value (cost $10,339).....................               $  11,776
Short-term obligations...................................                    346
                                                                       ---------
                                                                          12,122
Cash including foreign currencies (cost $32).............       31
Receivable for:
   Dividends.............................................       50
   Fund shares sold .....................................       17
   Expense reimbursement due from Advisor/Administrator..       10
Other....................................................        1           109
                                                          --------     ---------
   Total Assets..........................................                 12,231
                                                                       ---------
LIABILITIES
Cash including foreign currencies (cost $21).............       19
Payable for:
   Fund shares repurchased...............................       44
Accrued:
   Management fee........................................       12
   Administration fee....................................        3
   Transfer agent fee....................................        8
   Bookkeeping fee.......................................        4
   Deferred Trustees' fee................................        1
Other....................................................       52
                                                          --------
   Total Liabilities.....................................                    143
                                                                       ---------
NET ASSETS...............................................              $  12,088
                                                                       =========
Net asset value & redemption price per share - Class A ($4,500/509)    $ 8.83(a)
                                                                       =========
Maximum offering price per share - Class A ($8.83/0.9425)              $ 9.37(b)
                                                                       =========
Net asset value & offering price per share - Class B ($6,420/751)      $ 8.55(a)
                                                                       =========
Net asset value & offering price per share - Class C ($805/94)         $ 8.57(a)
                                                                       =========
Net asset value, offering & redemption price per share -
Class S ($363/41)                                                      $    8.88
                                                                       =========

COMPOSITION OF NET ASSETS
Capital paid in..........................................              $  15,065
Overdistributed net investment income....................                   (3)
Accumulated net realized loss............................                (4,412)
Net unrealized appreciation on:
       Investments.......................................                  1,437
       Foreign currency transactions.....................                      1
                                                                       ---------
                                                                       $  12,088
                                                                       =========

(a) Redemption price per share is equal to net asset value less any contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

Stein Roe Small Cap Tiger Fund
--------------------------------------------------------------------------------


Statement of Operations
For the Year Ended August 31, 2000
(in thousands)

INVESTMENT INCOME
Dividends................................................              $     369
Interest.................................................                     39
                                                                       ---------
   Total Investment Income (net of nonreclaimable
   foreign taxes withheld at source which
   amounted to $16)......................................                    408

EXPENSES
Management fee...........................................  $   156
Administration fee.......................................       34
12b-1 Service and Distribution fees (Class A, B & C).....       95
Transfer agent fee.......................................       46
Bookkeeping fee..........................................       27
Trustees fee.............................................        6
Custodian fee............................................       18
Audit fee................................................       21
Legal fee................................................        5
Registration fee.........................................       55
Reports to shareholders..................................       30
Other....................................................        5
                                                           -------
                                                              498
Fees and expenses waived or borne by the
   Advisor/Administrator.................................    (131)           367
                                                           -------     ---------
   Net Investment Income.................................                     41
                                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
   Investments...........................................    1,025
   Foreign currency transactions ........................      (7)
                                                           -------
     Net Realized Gain...................................                  1,018
Net change in unrealized appreciation /depreciation
   during the period on:
   Investments...........................................      266
   Foreign currency transactions.........................      (1)
                                                           -------
     Net Change in Unrealized Appreciation/Depreciation..                    265
                                                                       ---------
       Net Gain..........................................                  1,283
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS...................              $   1,324
                                                                       =========

See notes to financial statements.

Stein Roe Small Cap Tiger Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
(in thousands)




                                                         YEARS ENDED AUGUST 31,
                                                           2000(A)          1999
                                                        ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income.............................     $       41     $      43
Net realized gain (loss)..........................          1,018          (445)
Net change in unrealized appreciation/depreciation            265         7,635
                                                       ----------     ----------
   Net Increase from Operations...................          1,324         7,233
                                                       ----------     ----------
DISTRIBUTIONS:
From net investment income - Class A..............             --            (4)
From net investment income - Class S..............             --            (b)
                                                       ----------     ----------
                                                               --         7,229
                                                       ----------     ----------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A................          3,430         4,205
Value of distributions reinvested - Class A.......             --             4
Cost of shares repurchased - Class A..............         (4,343)       (5,991)
                                                       ----------     ----------
                                                             (913)       (1,782)
                                                       ----------     ----------
Receipts for shares sold - Class B................            732         2,883
Cost of shares repurchased - Class B..............         (2,096)       (2,304)
                                                       ----------     ----------
                                                           (1,364)          579
                                                       ----------     ----------
Receipts for shares sold - Class C................            103           470
Cost of shares repurchased - Class C..............           (343)       (1,007)
                                                       ----------     ----------
                                                             (240)         (537)
                                                       ----------     ----------
Receipts for shares sold - Class S ...............            420             5
Value of distributions reinvested - Class S ......             --            (b)
Cost of shares repurchased - Class S .............            (94)          (15)
                                                       ----------     ----------
                                                              326           (10)
                                                       ----------     ----------
Net Decrease from Fund
   Share Transactions.............................         (2,191)       (1,750)
                                                       ----------     ----------
     Total Increase (Decrease)....................           (867)        5,479


NET ASSETS
Beginning of period...............................         12,955         7,476
                                                       ----------     ----------
End of period (net of overdistributed net
   investment income  of $3 and $39,
   respectively)...................                    $   12,088     $  12,955
                                                       ==========     =========


NUMBER OF FUND SHARES
Sold - Class A....................................            402           594
Issued for distributions reinvested - Class A.....             --             1
Repurchased - Class A.............................           (494)         (906)
                                                       ----------     ----------
                                                              (92)         (311)
                                                       ----------     ----------
Sold - Class B....................................             83           462
Repurchased - Class B.............................           (236)         (384)
                                                       ----------     ----------
                                                             (153)           78
                                                       ----------     ----------
Sold - Class C....................................             12            84
Repurchased - Class C.............................            (39)         (154)
                                                       ----------     ----------
                                                              (27)          (70)
                                                       ----------     ----------
Sold - Class S....................................             46             1
Issued for distributions reinvested - Class S.....             --            (b)
Repurchased - Class S.............................            (10)           (2)
                                                       ----------     ----------
                                                               36            (1)
                                                       ----------     ----------

(a) Class Z shares were redesignated Class S shares on April 19, 2000.

(b) Rounds to less than one.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES ORGANIZATION:

Stein Roe Small Cap Tiger Fund - Class S (the Fund) and Liberty Newport Tiger Cub Fund - Class A, B and C (formerly, collectively Newport Tiger Cub Fund) are, collectively, a series of Liberty Funds Trust II, which is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $2 billion or less) located in the nine Tiger markets of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class S. Effective April 19, 2000, Class Z shares were redesignated Class S shares. Class S shares are offered continuously at net asset value. Each share class has its own sales charge and expense structure, please refer to the Fund's Class A, B & C share prospectus for more information on Class A, Class B and Class C shares. The financial highlights for Class A, B and C are presented in a separate annual report.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.
   Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than 12b-1 service fees and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
   The per share data was calculated using average shares outstanding during the period.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
   The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
   The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Newport Fund Management (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:
The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.
   Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter.
   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A, Class B and Class C net assets. The plan also requires the payment of a distribution fee to the Distributor on Class B and Class C shares, only. The fee structure for the 12b-1 plan is defined in the Class A, B and C prospectus.

EXPENSE LIMITS:
The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.
   The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
During the year ended August 31, 2000, purchases and sales of investments, other than short-term obligations, were $2,938,894 and $4,145,029, respectively. Unrealized appreciation (depreciation) at August 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was approximately:

   Gross unrealized
     appreciation         $ 4,401,000
   Gross unrealized
     depreciation          (2,964,000)
                          -----------
   Net unrealized
     appreciation         $ 1,437,000
                          ===========
Capital loss carryforwards:
At August 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

     Year of          Capital loss
    expiration        carryforward
      -------          -----------
       2006            $  203,000
       2007             4,208,000
                       ----------
                       $4,411,000
                       ==========
   Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.
   To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other:
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.
   The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 331 1/43% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1 1/42 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1 1/42 of 1%. There were no borrowings under the line of credit during the year ended August 31, 2000.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STEIN ROE SMALL CAP TIGER FUND

Selected data for a share of each class outstanding throughout the period are as follows:
                                                 YEARS ENDED AUGUST 31,
                                         ------------------------------------------------
                                            2000       1999     1998    1997        1996
                                         CLASS S (A) CLASS S  CLASS S  CLASS S    CLASS S
NET ASSET VALUE - BEGINNING OF PERIOD      $ 8.100  $  3.920  $ 9.130  $ 9.320    $10.000
                                           -------  --------  -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)(c).........        0.091     0.067    0.132    0.083      0.021
Net realized and unrealized gain (loss)      0.689     4.136   (5.342)  (0.273)    (0.701)
                                           -------  --------  -------  -------    -------
   Total from Investment Operations .        0.780     4.203   (5.210)  (0.190)    (0.680)
                                           -------  --------  -------  -------    -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income...........           --    (0.023)      --       --         --
                                           -------  --------  -------  -------    -------
NET ASSET VALUE - END OF PERIOD......      $ 8.880  $  8.100  $ 3.920  $ 9.130    $ 9.320
                                           =======  ========  =======  =======    =======
Total return (d)(e)..................        9.63%   107.43% (57.06)%  (2.04)%    (6.80)%
                                           =======  ========  =======  =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (f).........................        2.00%     2.00%    2.00%    2.00%      2.00%
Net investment income (f)............        1.01%     1.09%    2.00%    0.87%      0.87%
Fees and expenses waived or borne
   by the Advisor/
   Administrator (f).................        0.97%     1.35%    1.02%    1.09%      5.16%
Portfolio turnover...................          23%       36%      56%      96%         3%
Net assets at end of period (000)....      $   363  $     39  $    23  $ 1,203     $1,166

(a)  Class Z shares were redesignated Class S shares effective April 19, 2000.

(b)  Net of fees and expenses waived or
     borne by the Advisor/Administrator
     which amounted to:                    $ 0.087  $  0.083  $ 0.067  $ 0.105    $ 0.123

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.


Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Liberty Funds Trust II:

Liberty Newport Tiger Cub Fund
Stein Roe Small Cap Tiger Fund

   We have audited the accompanying statement of assets and liabilities of Liberty Newport Tiger Cub Fund--Class A, B & C and Stein Roe Small Cap Tiger Fund--Class S (formerly, collectively, Newport Tiger Cub Fund), collectively a series of Liberty Funds Trust II (the "Trust"), including the Investment Portfolio, as of August 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated October 12, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.
   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Newport Tiger Cub Fund--Class A, B, & C and Stein Roe Small Cap Tiger Fund--Class S, collectively a series of Liberty Funds Trust II, at August 31, 2000, the results of its operations, the changes in it net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 10, 2000

Investment Trust
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor State
Street Bank and Trust Company
Custodian SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
Ernst & Young LLP
Independent Auditors

The Stein Roe Mutual Funds

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund





                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com



                         Liberty Funds Distributor, Inc.

                                                                S40-02/872C-0900
                                                                 (10/00) 00/1716